Exhibit 4.4



                                  CERTIFICATE OF TRUST
                                           OF
                          RJR NABISCO HOLDINGS CAPITAL TRUST I
                          ------------------------------------


                       This Certificate of Trust of RJR Nabisco Holdings
             Capital Trust I (the "Trust"), dated June 20, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Sec. 3801 et seg.).
                 ------        -- ---

                       1.  Name.  The name of the business trust formed
                           ----
             hereby is RJR Nabisco Holdings Capital Trust I.

                       2.  Delaware Trustee.  The name and business address
                           ----------------
             of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), a Delaware banking corporation, White Clay Center, Route 273, Newark, Delaware.

                       3.  Effective Date.  This Certificate of Trust shall
                           --------------
             be effective as of its filing.

                       IN WITNESS WHEREOF, the undersigned, being the sole
             trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                           THE BANK OF NEW YORK,
                                           as trustee


                                           By:
                                              ---------------------------
                                              Name:
                                              Title:


                                           THE BANK OF NEW YORK (Delaware),
                                           as trustee


                                           By:
                                              ----------------------------
                                              Name:
                                              Title: